UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 13, 2020
Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware			1-1513		25-0996816
_____________________________________________ (State or other jurisdiction			_______________________________ (Commission		__________________________________ (I.R.S. Employer
of incorporation)			File Number)		Identification No.)

5555 San Felipe Street,	Houston,	Texas			77056-2723
____________________________________________________________ (Address of principal executive offices)					___________________________________________ (Zip Code)

Registrant’s telephone number, including area code:			(713)	629-6600

Not Applicable
________________________________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition.
Below is a summary of estimated commodity price and derivative information for Marathon Oil Corporation’s June 30, 2020 reporting period.
Price Realizations by Segment
United States
The following table presents our average price realizations and the related benchmarks for crude oil and condensate, NGLs and natural gas for the second quarter and first six months of 2020 and 2019.

	Three Months Ended June 30,			Six Months Ended June 30,
	2020	2019	Increase (Decrease)	2020	2019	Increase (Decrease)
Average Price Realizations(a)
Crude oil and condensate (per bbl)(b)	$21.65	$59.18	(63)%	$33.60	$56.72	(41)%
Natural gas liquids (per bbl)	7.09	14.60	(51)%	8.54	15.09	(43)%
Natural gas (per mcf)(c)	1.44	1.89	(24)%	1.52	2.36	(36)%
Benchmarks
WTI crude oil average of daily prices (per bbl)	$28.00	$59.91	(53)%	$36.82	$57.45	(36)%
Magellan East Houston (“MEH”) crude oil average of daily prices (per bbl)	25.66	66.32	(61)%	37.60	63.37	(41)%
Mont Belvieu NGLs (per bbl)(d)	12.25	19.20	(36)%	12.70	21.19	(40)%
Henry Hub natural gas settlement date average (per mmbtu)	1.72	2.64	(35)%	1.83	2.89	(37)%
(a)Excludes gains or losses on commodity derivative instruments.
(b)Inclusion of realized gains (losses) on crude oil derivative instruments would have increased average price realizations by $1.59 per bbl and $0.32 per bbl for the second quarter 2020 and 2019 and $1.53 per bbl and $0.70 per bbl for the first six months of 2020 and 2019.
(c)Inclusion of realized gains (losses) on natural gas derivative instruments would have a minimal impact on average price realizations for the periods presented.
(d)Bloomberg Finance LLP: Y-grade Mix NGL of 55% ethane, 25% propane, 5% butane, 8% isobutane and 7% natural gasoline.
Crude oil and condensate – Price realizations may differ from benchmarks due to the quality and location of the product.
Natural gas liquids – The majority of our sales volumes are sold at reference to Mont Belvieu prices.
Natural gas – A significant portion of our volumes are sold at bid-week prices, or first-of-month indices relative to our producing areas.
International
The following table presents our average price realizations and the related benchmark for crude oil for the second quarter and first six months of 2020 and 2019.

	Three Months Ended June 30,			Six Months Ended June 30,
	2020	2019	Increase (Decrease)	2020	2019	Increase (Decrease)
Average Price Realizations
Crude oil and condensate (per bbl)	$13.79	$58.21	(76)%	$24.40	$56.36	(57)%
Natural gas liquids (per bbl)	1.00	1.67	(40)%	1.00	1.81	(45)%
Natural gas (per mcf)	0.24	0.35	(31)%	0.24	0.41	(41)%
Benchmark
Brent (Europe) crude oil (per bbl)(a)	$29.34	$68.92	(57)%	$39.89	$66.05	(40)%
(a)Average of monthly prices obtained from the United States Energy Information Agency website.

Equatorial Guinea
Crude oil and condensate – Alba Field liquids production is primarily condensate and generally sold in relation to the Brent crude benchmark. Alba Plant LLC processes the rich hydrocarbon gas which is supplied by the Alba Field under a fixed price long term contract. Alba Plant LLC extracts NGLs and secondary condensate which is then sold by Alba Plant LLC at market prices, with our share of the revenue reflected in income from equity method investments on the consolidated statements of income. Alba Plant delivers the processed dry natural gas to the Alba Field for distribution and sale to AMPCO and EG LNG.
Natural gas liquids – Wet gas is sold to Alba Plant LLC at a fixed-price term contract resulting in realized prices not tracking market price. Alba Plant LLC extracts and keeps NGLs, which are sold at market price, with our share of income from Alba Plant LLC being reflected in the income from equity method investments on the consolidated statements of income.
Natural gas – Dry natural gas, processed by Alba Plant LLC on behalf of the Alba Field is sold by the Alba Field to EG LNG and AMPCO at fixed-price long term contracts resulting in realized prices not tracking market price. We derive additional value from the equity investment in our downstream gas processing units EG LNG and AMPCO. EG LNG sells LNG on a market-based long-term contract and AMPCO markets methanol at market prices.
Commodity Derivatives
The mark-to-market impact and settlement of our commodity derivative instruments appears in the table below and will be reflected in net gain (loss) on commodity derivatives in the consolidated statements of income.

	Three Months Ended June 30,		Six Months Ended June 30,
(In millions)	2020	2019	2020	2019
Mark-to-market gain (loss)	$(96)	$11	$75	$(102)
Net settlements of commodity derivative instruments	$26	$5	$57	$27

The information included in this Current Report is preliminary in nature and represents management’s current estimates. Such information is not final and is subject to change in the Company’s unaudited financial statements to be included in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 (the “Form 10-Q”). Investors should consider such estimates when taken as a whole with the complete financial statements and results of operations for the period once published in the Form 10-Q.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, that address activities that the Company assumes, plans, expects, believes or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward- looking statements are based on the Company’s current beliefs, based on currently available information, as to the outcome and timing of future events, including specifically the statements regarding the preliminary commodity price and derivative information. While the Company believes its assumptions concerning future events are reasonable, a number of factors could cause actual results to differ materially from those projected. Information concerning these risks and other factors can be found in the Company's 2019 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other public filings and press releases, available at www.marathonoil.com. Except as required by law, the Company undertakes no obligation to revise or update any forward-looking statements as a result of new information, future events or otherwise.

The information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified as such.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

July 13, 2020	By:	/s/ Gary E. Wilson

Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer